UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018  (August 30, 2018)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Amendment of 2017 Equity Incentive Plan

At the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Capstone Turbine Corporation (the “Company”) held on August 30, 2018, the Company’s stockholders approved an amendment to the Company’s 2017 Equity Incentive Plan (as amended, the “Amended Plan”) to increase the number of shares available thereunder by 3,000,000 shares. The Company’s Board of Directors previously approved the Amended Plan, subject to such stockholder approval.

A summary of the material terms of the Amended Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 13, 2018 (the “Proxy Statement”), and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

As described in Item 5.02 above, the Company held its Annual Meeting on August 30, 2018 at the offices of Goodwin Procter LLP, 601 South Figueroa Street, 41st Floor, Los Angeles, CA 90017.  According to the inspector of elections, the stockholders present in person or by proxy represented 53,424,077 shares of common stock (entitled to one vote per share). At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

Proposal 1: Election of Directors.

Director	Votes For	Votes Withheld	Broker Non-Votes
Holly A. Van Deursen	15,162,451	1,440,654	36,820,972
Paul DeWeese	15,263,621	1,339,484	36,820,972
Robert C. Flexon	15,290,423	1,312,682	36,820,972
Darren R. Jamison	14,637,289	1,965,816	36,820,972
Yon Y. Jorden	14,923,861	1,679,244	36,820,972
Noam Lotan	15,175,720	1,427,385	36,820,972
Gary J. Mayo	15,144,061	1,459,044	36,820,972

Each of the individuals listed above was elected as a director of the Company to serve until the next annual meeting or until his or her successor is elected and qualified.

Proposal 2: Approval of an amendment to increase the number of shares available under the Capstone Turbine Corporation 2017 Equity Incentive Plan by 3,000,000.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
12,036,800	4,405,666	160,639	36,820,972

The stockholders voted to approve the amendment to the Capstone Turbine Corporation 2017 Equity Incentive Plan.

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
12,174,086	3,764,316	664,703	36,820,972

The stockholders voted to approve, on a non-binding advisory vote, the compensation of the Company’s named executive officers.

Proposal 4: Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

Votes For	Votes Against	Votes Abstain
48,911,477	3,364,698	1,147,902

The stockholders voted to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1Capstone Turbine Corporation 2017 Equity Incentive Plan, as amended (a)

(a)Incorporated by reference to Appendix A to Capstone Turbine Corporation’s Definitive Proxy Statement, filed on July 13, 2018 (File No. 001-15957)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION
Date: August 31, 2018	By:	/s/ Jayme L. Brooks
Jayme L. Brooks Chief Financial Officer, Chief Accounting Officer and Secretary